Exhibit 10-6

Loan Agreement Addendum
9660933120/00007

This Loan Agreement Addendum to a loan agreement dated the 17th of September, 2012 for account number 9660933120 note 00007, in the original principal amount of $4,250,000 by and between BRANCH BANKING AND TRUST COMPANY (“Bank”), a North Carolina banking corporation and Southeast Power Corporation, a State of Florida corporation (“Borrower”), having its executive offices at Melbourne, Florida is made this 15th day of January 2013 by and between BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (“Bank”) and Southeast Power Corporation, a State of Florida corporation (“Borrower”), having its executive offices at Melbourne, Florida.

Section V. FINANCIAL COVENANTS is amended as follows:

The paragraph beginning Tangible Net Worth is deleted and replaced with the following:

Tangible Net Worth. A minimum tangible net worth of not less than $18,000,000.00 as evidenced by Borrower’s consolidated annual audited financial statement as included in the Form 10-K beginning with its fiscal year ending December 31, 2012. Tangible Net Worth is defined as net worth, plus obligations contractually subordinated to debts owed to Bank, minus goodwill, contract rights, and assets representing claims on stockholders or affiliated entities.

All other conditions of the loan agreement are to remain unchanged including the paragraph beginning Debt to Tangible Net Worth following the section replaced in this addendum.

SIGNATURE PAGE
IN WITNESS WHEREOF, the Bank, Borrower and Guarantor(s) have caused this Agreement to be duly executed under seal all as of the date first above written.

Witness:		BORROWER:

Southeast Power Corporation, a Florida corporation
John H. Sottile		By: /s/ Stephen R. Wherry
Print Name:	/s/ John H. Sottile	Stephen R. Wherry
/s/ Mary Manger		Title: Treasurer
Print Name:	Mary Manger

Witness:		GUARANTORS:

The Goldfield Corporation, a Delaware corporation
John H. Sottile		By: /s/ Stephen R. Wherry
Print Name:	/s/ John H. Sottile	Stephen R. Wherry
/s/ Mary Manger		Title: Senior Vice President
Print Name:	Mary Manger
Pineapple House of Brevard, Inc., a Florida corporation
John H. Sottile		By: /s/ Stephen R. Wherry
Print Name:	/s/ John H. Sottile	Stephen R. Wherry
/s/ Mary Manger		Title: Vice President
Print Name:	Mary Manger

Bayswater Development Corporation, a Florida corporation
John H. Sottile		By: /s/ Stephen R. Wherry
Print Name:	/s/ John H. Sottile	Stephen R. Wherry
/s/ Mary Manger		Title: Treasurer
Print Name:	Mary Manger

Witness:		BANK:

Branch Banking and Trust Company
John H. Sottile		By: /s/ Barry Forbes
Print Name:	/s/ John H. Sottile
/s/ Mary Manger		Name: Barry Forbes
Print Name:	Mary Manger	Title: Sr. Vice President